Cash and cash equivalents	12 Months Ended
Mar. 31, 2017
Cash and cash equivalents

5.    Cash and cash equivalents:

Cash and cash equivalents at March 31, 2016 and 2017 comprised the following:

	2016	2017
	Millions of yen
Cash	¥869,296	¥893,797
Commercial paper and certificates of deposit, commercial paper and marketable securities purchased under agreements to resell	433	236
Time deposits, certificates of deposit and other	218,546	31,180

Total	¥1,088,275	¥925,213

Commercial paper and certificates of deposit, commercial paper and marketable securities purchased under agreements to resell, and time deposits, certificates of deposit and other are stated at amounts that approximate fair value.

Commercial paper are classified as available-for-sale securities.

Cash is mainly deposited into several domestic financial institutions and there is no significant concentration of cash deposits in any particular financial institution.